Exhibit 10.3

Execution Version

TENDER AND SUPPORT AGREEMENT

TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 30, 2025, by and among TriSalus Life Sciences, Inc., a Delaware corporation (the “Company”), and each of the persons listed on Schedule A hereto (collectively, the “Preferred Stock Holders,” and each a “Preferred Stock Holder”).

WITNESSETH:

WHEREAS, as of the date hereof, each Preferred Stock Holder is the beneficial owner of shares of Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”), of the Company, the terms of which are evidenced by the Certificate of Designations, Preferences and Rights of the Preferred Stock (the “Certificate of Designations”) initially filed by the Company with the Secretary of State of the State of Delaware on August 10, 2023;

WHEREAS, subject to the terms and conditions set forth in the Certificate of Designations, the shares of Preferred Stock are convertible into shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;

WHEREAS, pursuant to the terms of the Certificate of Designations, any amendment, alteration, repeal or other modification of any provision of the Certificate of Designations in a manner that would alter or change the terms or the powers, preferences, rights or privileges of the Preferred Stock as to affect them adversely requires the affirmative vote of the holders representing at least a majority of the then-issued and outstanding shares of Preferred Stock, voting as a separate class;

WHEREAS, the Company will initiate an exchange offer (the “Exchange Offer”) pursuant to a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (as may be amended and supplemented, the “Registration Statement”), to offer all Preferred Stock Holders the opportunity to exchange their Preferred Stock for Common Stock, with each share of Preferred Stock exchangeable into such number of shares of Common Stock equal to the quotient of (A) the sum of (1) the Liquidation Preference (as defined in the Certificate of Designations) and (2) if the Company has not otherwise paid the Accrued Dividends (as defined in the Certificate of Designations) to the Preferred Stock Holder, the Accrued Dividends on such share calculated as the Accrued Dividends that would have accrued on such share had it remained outstanding as of August 10, 2027, divided by (B) $4.00 (the “$4.00 Exchange Price”) (subject to adjustment as provided in the Certificate of Designations as if the $4.00 Exchange Price is the Conversion Price (as defined in the Certificate of Designations)), and subject to other terms and conditions to be disclosed in the Registration Statement;

WHEREAS, concurrent with the Exchange Offer, the Company intends to set a special meeting (the “Special Meeting”) to submit to the vote of the holders of the Preferred Stock, or otherwise seek the consent of the holders of Preferred Stock to, an amendment to the Certificate of Designations (the “Amendment”), substantially in the form set forth as Exhibit I hereto, to: (i) add the right of the Company to call, at any time and from time to time, all or any portion of the then-outstanding shares of Preferred Stock and to convert such shares into shares of Common Stock, each share of Preferred Stock convertible into such number of shares of Common Stock equal to the quotient of (A) the sum of (1) the Liquidation Preference and (2) if the Company has not otherwise paid the Accrued Dividends to the Preferred Stock Holder, the Accrued Dividends on such share as of the conversion date, divided by (B) the Conversion Price (as defined in the Certificate of Designations, as such term will be amended by the Amendment), and (ii) eliminate the Conversion Price reset provision set forth in Section 7(a)(iv) of the Certificate of Designations, as will be more fully described in the Registration Statement; and

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WHEREAS, as an inducement to the Company’s willingness to initiate the Exchange Offer and hold the Special Meeting (or otherwise seek the consent of the holders of Preferred Stock to the Amendment), each Preferred Stock Holder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.01 Agreement to Tender. Each Preferred Stock Holder shall validly tender, or cause to be tendered by instructing its broker or nominee to tender, to the Company and, notwithstanding anything to the contrary in the Registration Statement, not withdraw or cause to be withdrawn all shares of Preferred Stock set forth opposite such Preferred Stock Holder’s name on Schedule A (the “Subject Shares”), free and clear of all liens (except those liens or restrictions identified in Section 1.03), pursuant to, and in accordance with, the terms of the Exchange Offer as described in the Registration Statement no later than the scheduled or extended expiration time of the Exchange Offer. For the avoidance of doubt, nothing in this Agreement shall restrict the Preferred Stock Holder from acquiring additional shares of Preferred Stock subsequent to the date hereof, which such additional shares of Preferred Stock, if any, shall be subject to the terms of this Agreement and considered “Subject Shares” for purposes of this Agreement.

Section 1.02 Agreement to Vote Shares. At the Special Meeting or at any adjournment, postponement or recess thereof, or in any other circumstances upon which Preferred Stock Holders vote or consent is sought with respect to the Amendment, each Preferred Stock Holder shall (i) appear (in person or by proxy) at each such meeting or otherwise cause all of such Preferred Stock Holder’s Subject Shares that such Preferred Stock Holder is entitled to vote to be counted as present at such Meeting for purposes of calculating a quorum and (ii) vote or consent, as applicable (or cause to be voted or consented to, as applicable, in person or by proxy), all of such Preferred Stock Holder’s Subject Shares that are then entitled to be voted or provide a consent in favor of: (1) the Amendment and any other proposal required for the adoption of the Amendment or the consummation of the Exchange Offer, and (2) any proposal to adjourn or postpone such meeting of stockholders to a later date if there are not sufficient votes to approve the Amendment or there are not sufficient shares of Preferred Stock represented to constitute a quorum necessary to conduct the business of the Special Meeting.

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Section 1.03 Ownership of Preferred Stock. Each Preferred Stock Holder represents and warrants to the Company, as of the date hereof and as of the date of tender of such Preferred Stock Holder’s Subject Shares in accordance with this Agreement, that such Preferred Stock Holder is or will be, as applicable, the sole beneficial owner of the number of shares of Preferred Stock set forth opposite such Preferred Stock Holder’s name on Schedule A; has or will have, as applicable, good and marketable title to such Subject Shares free and clear of any liens, options, rights, or any other encumbrances, limitations or restrictions whatsoever (other than liens imposed under typical prime brokerage agreements and those restrictions imposed by applicable securities laws, this Agreement and the Certificate of Designations); and has the sole right to transfer, to vote and provide consents (or cause to vote and consent) and to direct (or cause to direct) the voting of or any consents to be provided with respect to such Preferred Stock Holder’s Subject Shares, and none of such Preferred Stock Holder’s Subject Shares are subject to any voting trust or other contract, arrangement or restriction with respect to the transfer or the voting or the ability to provide consents of such Preferred Stock Holder’s Subject Shares (other than restrictions on transfer under applicable securities laws), except as set forth in this Agreement. Each Preferred Stock Holder shall not convert any of the Subject Shares prior to the expiration of the Exchange Offer or transfer any Subject Shares to any person (other than the Company in connection with the Exchange Offer) unless such person acquiring such Subject Shares signs a joinder to this Agreement, in form and substance reasonably acceptable to the Company, agreeing to be bound by all terms and conditions of this Agreement. Following the date hereof and except as required by this Agreement, no Preferred Stock Holder shall deposit (or permit the deposit of) any of such Preferred Stock Holder’s Subject Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of such Preferred Stock Holder’s Subject Shares or in any way grant any other person any right whatsoever with respect to the voting, ability to provide consents for or disposition of any of such Preferred Stock Holder’s Subject Shares.

Section 1.04 Authorization. Each Preferred Stock Holder represents and warrants to the Company, as of the date hereof and as of the date of tender of such Preferred Stock Holder’s Subject Shares in accordance with this Agreement, that such Preferred Stock Holder has all requisite corporate or similar power and authority to enter into this Agreement and to carry out and perform its obligations hereunder. All corporate, member or partnership action on the part of such Preferred Stock Holder or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement has been taken. The execution, delivery and performance by such Preferred Stock Holder of this Agreement has been duly authorized and this Agreement has been duly executed. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Preferred Stock Holder, enforceable against such Preferred Stock Holder in accordance with its respective terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 1.05 No Conflicts. Each Preferred Stock Holder represents and warrants to the Company, as of the date hereof and as of the date of tender of such Preferred Stock Holder’s Subject Shares in accordance with this Agreement, that the execution, delivery and performance of this Agreement by such Preferred Stock Holder and its performance of its obligations hereunder will not conflict with or result in any violation of, breach or default by such Preferred Stock Holder (with or without notice or lapse of time, or both) under (i) any provision of the organizational documents of such Preferred Stock Holder, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Preferred Stock Holder or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of such Preferred Stock Holder to perform its obligations under this Agreement.

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Section 1.06 Company Covenants. The Company agrees that it shall take all steps reasonably necessary or desirable to commence the Exchange Offer and hold the Special Meeting (or otherwise seek the consent of the holders of Preferred Stock to the Amendment) as soon as practicable consistent with this Agreement, applicable law and the Company’s constitutive documents, and agrees to take all steps necessary to update the Registration Statement as required by applicable laws and regulations, and that the Registration Statement, when declared effective, will comply with all applicable Securities and Exchange Commission requirements. The terms of the Exchange Offer shall provide that the Exchange Offer may not be withdrawn by the Company unless the conditions to the Exchange Offer are not satisfied or waived prior to the expiration date (as may be extended) of the Exchange Offer.

Section 1.07 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

Section 1.08 Termination; Amendment. This Agreement shall terminate as to all Preferred Stock Holders upon written notice to all the Preferred Stock Holders by the Company, or upon the earlier of (i) the date the Company’s board of directors or a committee thereof determines to no longer pursue the Exchange Offer, and (ii) September 30, 2025. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver makes specific reference to this Agreement and (i) in the case of an amendment, such amendment is with the written consent of the Company and Preferred Stock Holders holding a majority of the then-outstanding Subject Shares; and (ii) in the case of a waiver, such waiver is signed by the person against whom it is to be enforced. No failure or delay on the part of the Company or any Preferred Stock Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 1.09 Preferred Stock Holder Obligations Several and Not Joint. The obligations of each Preferred Stock Holder hereunder shall be several and not joint, and no Preferred Stock Holder shall be liable for any breach of the terms of this Agreement by any other Preferred Stock Holder. Nothing contained herein, and no action taken by any Preferred Stock Holder pursuant hereto, shall be deemed to constitute the Preferred Stock Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Preferred Stock Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

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Section 1.10 Governing Law. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company and each of the Preferred Stock Holders hereby agree that any action, proceeding or claim against the Company or such Preferred Stock Holder, as applicable, arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and each of the Preferred Stock Holders hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

Section 1.11 Further Assurances; Miscellaneous. Each party shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Amendment or the Exchange Offer is consummated. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose of this Agreement.

Section 1.12 Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
TRISALUS LIFE SCIENCES, INC.

By:	/s/ James Young
Name:	James Young
Title:	Chief Financial Officer

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	/s/ Chris Dewey
Name:	Christopher C. Dewey Trust dated 5/3/18
Title:	Trustee

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:
Codina Investment Holdings, LLC

By:	/s/ Armando Codina
Name:	Armando Codina
Title:	Manager

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:
Frankenius Equity AB

By:	/s/ Paul Frankenius
Name:	Paul Frankenius
Title:	Board Member

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:
KC Ventures Holdings, LLC

By:	/s/ Manuel Kadre
Name:	Manuel Kadre
Title:	Manager

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	Lombard International Assurance SA/P47082
Name:	Janique Thiry/Roberto Russo
Title:	Authorized signatories

Signed by:	Janique Thiry /s/ Janique Thiry
Signed by:	Roberto Russo /s/ Roberto Russo

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	Lombard International Assurance SA/P47083
Name:	Janique Thiry/Roberto Russo
Title:	Authorized signatories

Signed by:	Janique Thiry /s/ Janique Thiry
Signed by:	Roberto Russo /s/ Roberto Russo

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	Lombard International Assurance SA/P47084
Name:	Janique Thiry/Roberto Russo
Title:	Authorized signatories

Signed by:	Janique Thiry /s/ Janique Thiry
Signed by:	Roberto Russo /s/ Roberto Russo

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	Lombard International Assurance SA/P47473
Name:	Janique Thiry/Roberto Russo
Title:	Authorized signatories

Signed by:	Janique Thiry /s/ Janique Thiry
Signed by:	Roberto Russo /s/ Roberto Russo

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	Lombard International Assurance SA/P78406
Name:	Janique Thiry/Roberto Russo
Title:	Authorized signatories

Signed by:	Janique Thiry /s/ Janique Thiry
Signed by:	Roberto Russo /s/ Roberto Russo

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	/s/ Michael Stansky
Name:	Michael Stansky
Title:	Owner

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:

By:	/s/ Ken Langone
Name:	Sands Point LLC Ken Langone
Title:	Manager

[Signature Page - Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PREFERRED STOCK HOLDER:
Skyview Investments

By:	/s/ Michael Stansky
Name:	Michael Stansky
Title:	Managing Member

[Signature Page - Tender and Support Agreement]

Schedule A

Name of Preferred Stock Holder	Number of Shares of Preferred Stock
Christopher C. Dewey Trust DTD. 5/3/18	67,500
Codina Investment Holdings, LLC	190,000
Frankenius Equity AB	230,000
KC Ventures Holdings, LLC	300,000
Lombard International Assurance SA/P47082	33,000
Lombard International Assurance SA/P47084	110,000
Lombard International Assurance SA/P47083	365,000
Lombard International Assurance SA/P47473	28,000
Lombard International Assurance SA/P78406	52,000
Michael Stansky	75,000
Sands Point LLC	500,000
Skyview Investments	25,000

Exhibit I

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF SERIES A CONVERTIBLE PREFERRED STOCK

OF TRISALUS LIFE SCIENCES, INC.

Pursuant to Section 242 of the

Delaware General Corporation Law

This Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Amendment”) is dated as of [•], 2025.

WHEREAS, the board of directors (the “Board”) of TriSalus Life Sciences, Inc., a Delaware corporation (the “Corporation”), pursuant to the authority granted to it by the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and Section 151 of the Delaware General Corporation Law (the “DGCL”), has previously fixed the rights, preferences, restrictions and other matters relating to a series of the Corporation’s preferred stock, consisting of 5,000,000 authorized shares of preferred stock, classified as Series A Convertible Preferred Stock (the “Preferred Stock”), and the Certificate of Designations, Preferences and Rights of the Preferred Stock (the “Certificate of Designations”) was initially filed with the Secretary of State of the State of Delaware on August 10, 2023 evidencing such terms;

WHEREAS, pursuant to Sections 8(b) and 8(c) of the Certificate of Designations, the Certificate of Designations or any provision thereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose of the holders of at least a majority of the then-issued and outstanding shares of Preferred Stock (the “Required Holders”), voting separately as a single class, and with such other stockholder approvals, if any, as may then be required pursuant to the DGCL, the Certificate of Incorporation and the Corporation’s By-Laws;

WHEREAS, the Required Holders pursuant to the Certificate of Designations and the DGCL have approved this Amendment on the terms set forth herein; and

WHEREAS, the Board has duly adopted resolutions proposing to adopt this Amendment and declaring this Amendment to be advisable and in the best interest of the Corporation and its stockholders.

NOW, THEREFORE, this Amendment has been duly adopted in accordance with Section 242 of the DGCL and has been executed by a duly authorized officer of the Corporation as of the date first set forth above to amend the terms of the Certificate of Designations as follows:

1.                   The following definitions are added in alphabetical order to Section 3 (Definitions) of the Certificate of Designations:

“Call Date” has the meaning set forth in Section 7(d)(i).

“Call Notice” has the meaning set forth in Section 7(d)(i).

“Call Option” has the meaning set forth in Section 7(a).

“DTC” means The Depository Trust Company.

“Issued Common Call Shares” has the meaning set forth in Section 7(a).

2.                   The following definitions in Section 3 (Definitions) are hereby amended and restated to read as follows:

“Conversion Price” means, from and after February 10, 2025, with respect to each share of Preferred Stock, $5.277 per share, as adjusted pursuant to Section 8.

“Threshold Amount” means 19.90% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to an applicable Conversion Notice or Call Notice.

3.                   The following definition is struck from Section 3 (Definitions):

“Initial Conversion Price” means with respect to each share of Preferred Stock, $10.00 per share.

4.                   Section 4(a)(ii) is hereby amended and restated to read as follows:

(ii) In addition to any dividends pursuant to Section 4(a)(i), the Corporation shall pay, subject to Section 4(c), if, as and when declared by the Board of Directors, out of funds of the Corporation legally available therefor, on each Annual Dividend Payment Date for the applicable Payment Period or Payment Periods dividends on each outstanding share of Preferred Stock (the “Annual Dividends”) at a rate per annum (calculated on the basis of an actual 365- or 366-day year, as applicable) equal to 8.00% of the Liquidation Preference per share of Preferred Stock (the “Dividend Rate”), payable in accordance with Section 4(a)(iii) below. Subject to Section 4(c), Annual Dividends shall accrue and accumulate on a daily basis from the Issuance Date of such share, whether or not declared and whether or not the Corporation has funds legally available for the payment of such dividends and shall be payable annually in arrears, if, as and when so authorized and declared by the Board of Directors, on each Annual Dividend Payment Date, commencing on the first Annual Dividend Payment Date following the Issuance Date of such share. Accrued Dividends, to the extent unpaid, shall in all cases be payable upon a Liquidation pursuant to Section 5, upon a conversion of the Preferred Stock following a Fundamental Transaction pursuant to Section 8(g)(i), or upon any conversion of the Preferred Stock pursuant to Section 6(a)(i), Section 6(a)(ii) or Section 7(a). Annual Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $0.005 being rounded upward).

5.                   Section 4(c) is hereby amended and restated to read as follows:

(c) If the Fundamental Transaction Date or Conversion Date or Call Date of any share of Preferred Stock is after an Annual Dividend Payment Record Date for a declared Annual Dividend on the Preferred Stock but occurs on or prior to the next Annual Dividend Payment Date, then the Holder of such share at the Close of Business on such Annual Dividend Payment Record Date will be entitled, notwithstanding the related Fundamental Transaction or conversion, as applicable, to receive, on or, at the Corporation’s election, before such Annual Dividend Payment Date, such declared Annual Dividend on such share. Except as provided in this Section 4(c), Annual Dividends on any share of Preferred Stock will cease to accumulate from and after the Fundamental Transaction Date or Conversion Date or Call Date, as applicable.

6.                   The following is added as a new Section 7, and the subsequent sections of the Certificate of Designations are renumbered accordingly, with all cross references in the Certificate of Designations also being appropriately adjusted:

Section 7. Right of the Corporation to Call Outstanding Shares

(a) Call Option of Corporation. The Corporation may, at any time and from time to time, call for conversion all or any portion of the outstanding shares of Preferred Stock and convert them into fully paid and non-assessable shares of Common Stock (the “Call Option” and such shares of Common Stock are sometimes referred to hereinafter as the “Issued Common Call Shares”) as hereinafter provided. The Corporation may convert each outstanding share of Preferred Stock for which the Call Option is exercised into such number of fully paid and non-assessable shares of Common Stock equal to the quotient of (A) the sum of (1) the Liquidation Preference and (2) if the Corporation has not otherwise paid the Accrued Dividends to the Holder, the Accrued Dividends on such share as of the Call Date, divided by (B) the Conversion Price of such share in effect at the time of conversion.

(b) Fractional Shares. No fractional shares of Common Stock shall be issued upon the call of any shares of Preferred Stock. If more than one share of Preferred Stock subject to call is held by the same Holder, the number of full shares of Common Stock issuable upon call thereof shall be computed on the basis of the sum of (A) the aggregate Liquidation Preference and (B) the aggregate Accrued Dividends as of the Call Date on all shares of Preferred Stock so subject for which the Corporation has not otherwise paid such Accrued Dividends. If the call of any share or shares of Preferred Stock results in a fractional share of Common Stock issuable after application of the immediately preceding sentence, the Corporation shall pay a cash amount in lieu of issuing such fractional share in an amount equal to the value of such fractional interest multiplied by the 10-Day VWAP of a share of Common Stock determined on the Call Date.

(c) Partial Call. In the case of any call of only part of the shares of Preferred Stock at the time outstanding, the shares to be called shall be selected either on a pro rata basis (as nearly as practicable without creating fractional shares) or by lot. Subject to the provisions hereof, the Board of Directors (or a duly authorized committee of the Board of Directors) shall have full power and authority to prescribe the terms and conditions on which shares of Preferred Stock shall be called from time to time. If the Corporation shall have issued certificates for Preferred Stock and fewer than all shares represented by any certificates are called, new certificates shall be issued representing the uncalled shares without charge to the Holders thereof.

(d) Manner of Exercise.

(i) If the Corporation elects to exercise its Call Option, it shall mail a written notice (a “Call Notice”) to each holder of record of the Preferred Stock by first class mail, postage prepaid, to the address indicated for each such holder in accordance with Section 11(d). Any Call Notice mailed in this manner shall be conclusively presumed to have been duly given whether or not actually received, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Preferred Stock designated for call shall not affect the validity of the proceedings for the call of any other shares of Preferred Stock. Notwithstanding the foregoing, if the shares of Preferred Stock are issued in book-entry form through DTC or any other similar facility, notice of call may be given to the Holders of Preferred Stock at such time and in any manner permitted by such facility. The Call Notice shall specify (1) the Conversion Price, (2) the date fixed for the exchange of certificates (such date to be not less than ten (10) nor more than sixty (60) days after the date of such notice) (the “Call Date”), (3) the number of shares of Preferred Stock to be called and, if less than all the shares of Preferred Stock held by such Holder are to be called, the number of shares of Preferred Stock to be called from such Holder or the method for determining such number, (4) instructions for the exchange of stock certificates, (5) the amount of Accrued Dividends as of the Call Date and that Accrued Dividends on such shares will cease to accrue on and after the Call Date, and (6) that the Issued Common Call Shares shall be issued in the same name or names in which the shares of Preferred Stock are held by such Holder.

(ii) The Corporation shall instruct the Transfer Agent to update the Register on the Call Date to reflect the shares of Common Stock held by such Holder as a result of the exercise of the Call Option and shall issue and deliver or cause to be issued and delivered to such Holder (A) evidence of such issuance reasonably satisfactory to such Holder and (B) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(b). If so required by the Corporation or the Transfer Agent, the Holder shall provide a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation or the Transfer Agent, duly executed by the Holder or its legal representative.

(iii) Until the Call Date with respect to any share of Preferred Stock for which the Corporation has exercised its Call Option has occurred, such share of Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share shall (A) accrue and accumulate Annual Dividends and participate in Participating Dividends pursuant to Section 4 and (B) entitle the Holder thereof to the voting rights provided in Section 9.

(e) NASDAQ Conversion Limits; Solicitation of Stockholder Approval. Notwithstanding Section 7(a) of this Certificate of Designations, the Corporation may only exercise its Call Option with respect to a given Holder, and thereafter issue shares of Common Stock to such Holder upon conversion of the applicable called Preferred Stock to the extent (and only to the extent) that such conversion would not result in a given Holder (including its predecessors-in-interest) beneficially owning a number of shares of Common Stock in excess of the applicable Threshold Amount, unless such excess ownership has been approved by the Corporation’s stockholders (including at any special meeting of the Corporation’s stockholders) in accordance with the stockholder approval requirements of NASDAQ Marketplace Rule 5635 (or any equivalent rule or requirement of the applicable exchange or automated quotation system on which the Common Stock is then listed or quoted).

7.                   Former Section 7(a)(iv) (Adjustments to Conversion Price—Automatic Adjustment Upon Reset Dates) is struck.

8.                   Former Section 7(d) (Adjustments to Conversion Price—Rounding of Calculations; Minimum Adjustments) is hereby amended and restated to read as follows:

(d) Rounding of Calculations; Minimum Adjustments. All adjustments to the Conversion Price shall be calculated to the nearest one-tenth (1/10th) of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this Section 8(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further that on any Conversion Date or Call Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be signed by its duly authorized officer this [•] day of [•], 2025.

TRISALUS LIFE SCIENCES, INC.

By:
Name:	Mary Szela
Title:	Chief Executive Officer and President